EQ ADVISORS TRUST

SUPPLEMENT DATED AUGUST 24, 2007 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2007, AS REVISED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information, dated May 1, 2007, as revised, of EQ Advisors Trust (“Trust”), regarding the certain Portfolios of the Trust. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

Information Regarding

EQ/AllianceBernstein Value Portfolio

Effective as of May 23, 2007, information in the “Expense Limitation Agreement – Expense Limitation Provisions” with respect to the Portfolio is revised to reflect that the amount of any payments or waivers in the future provided that the payments or waivers being made are reimbursed within three years rather than five years.

Information Regarding

EQ/Franklin Small Cap Value Portfolio

Y. Dogan Sahin, CFA, has joined the investment management team managing the EQ/Franklin Small Cap Value Portfolio. Mr. Sahin has been a portfolio manager since June 2007. Prior thereto, he was a research analyst working primarily with the Franklin Small Cap Value Fund. Mr. Sahin joined the Franklin Templeton organization in July 2001, as a research analyst.

Information Regarding

EQ/Lord Abbett Growth and Income Portfolio

Effective as of June 18, 2007, Kenneth G. Fuller no longer serves as a member of the investment management team responsible for the day-to-day management the EQ/Lord Abbett Growth and Income Portfolio. References to Mr. Fuller in the Prospectus and Statement of Additional Information are deleted.

Information Regarding

EQ/Marsico Focus Portfolio

Information in the “Who Manages the Portfolio” section with respect to the Portfolio is supplemented with the following:

On June 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital Management, LLC (“MCM”), and a company controlled by Mr. Marsico, entered into a definitive agreement with Bank of America Corporation (“BofA”) to repurchase MCM from BofA. Mr. Marsico previously had sold MCM to BofA after MCM’s founding in 1997. This transaction is expected to close during the fourth quarter of 2007, subject to customary conditions including client approvals and other consents.

Information Regarding

EQ/Oppenheimer Main Street Small Cap Portfolio

Effective as of August 24, 2007, the first paragraph in “The Investment Strategy” section with respect to the Portfolio is deleted in its entirety and replaced with the following information:

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. Small-capitalization companies are companies that have market capitalizations equal to or below the largest capitalization company in either the Russell 2000 Index or the S&P Small Cap 600 Index. The Portfolio measures that capitalization at the time the Portfolio buys the security and it is not required to sell the security if the issuer’s capitalization grows so that it is no longer included in either the Russell 2000 Index or the S&P Small Cap 600 Index. As of June 30, 2007, the market capitalization of such companies within these indices fluctuates with the markets and ranged from approximately $125 million to $3.3 billion for the Russell 2000 Index and $70 million to $5 billion for the S&P Small Cap 600 Index. Under normal circumstances, the Portfolio may invest up to 20% of its assets in securities of mid- and large-capitalization companies if the Adviser believes they offer opportunities for growth.

Information Regarding

EQ/T. Rowe Price Growth Stock Portfolio

Effective as of October 2007, certain information contained in the Supplement to the Prospectus relating to the EQ/T. Rowe Price Growth Stock Portfolio regarding the Portfolio managers for the Portfolio is superseded and replaced with the following:

P. Robert Bartolo, CPA, CFA, has primary responsibility for managing the Portfolio. Mr. Bartolo is a lead portfolio manager for the T. Rowe Price Media & Telecommunications Strategy and co-manager of the Media & Telecommunications Fund. Mr. Bartolo is a Vice President of T. Rowe Price Group, Inc. and has been managing assets for the firm since 2005. Mr. Bartolo has been with T. Rowe Price since August 2002. He is also an analyst in the Equity Division and effective October 1, 2007 Mr. Bartolo will become chairman of the Investment Advisory Committee for the firm’s U.S. Mid-Cap Value and U.S. Small-, Mid-, and Large-Cap Growth Strategies. Mr. Bartolo has nine years of investment experience, four of which have been at T. Rowe Price.

Information Regarding

EQ/Van Kampen Comstock Portfolio

Effective as of July, 2007, the second paragraph in “Who Manages the Portfolio” section with respect to the Portfolio is deleted in its entirety and replaced with the following information:

The Multi-Cap Value team is responsible for the day-to-day management of the Portfolio. The current members of the team include B. Robert Baker, Jr., Jason S. Leder, Kevin C. Holt, Devin E. Armstrong and James N. Warwick. Members of the team may change from time to time. Mr. Baker, the lead portfolio manager, is a Managing Director with Van Kampen. He has had portfolio management responsibilities at Van Kampen since he joined the firm in 1991. Mr. Leder, Managing Director, joined Van Kampen in 1995 and has had portfolio management responsibilities since that time. Mr. Holt, Managing Director, joined Van Kampen in 1999 and has had portfolio management responsibilities since that time. Mr. Armstrong, Vice President, has been associated with the Van Kampen in a research capacity since August 2004 and began managing the Portfolio in an investment management capacity in July 2007. Prior to August 2004, Mr. Armstrong was attending Columbia Business School (August 2002 - May 2004) and prior to that, he was a research associate at William Blair & Company. Mr. Warwick, Vice President, has been associated with the Adviser in an investment management capacity since May 2002 and began managing the Portfolio in July 2007.